Exhibit 99.2

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Adjusted EBITDA Reconciliation	Quarter Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2018	2018	2018	2018	2018
Net income / (loss)	$17,300	$22,376	$22,580	$(13,356)	$48,900
Restructuring and asset impairment charges, net	1,243	(199)	123	2,213	3,380
Depreciation and amortization	14,511	14,016	13,347	12,941	54,815
Acquisition costs and other	69	98	51	(36)	182
Long-term compensation expense	1,287	1,731	2,677	2,000	7,695
Lease expense	2,450	2,450	2,432	3,758	11,090
Interest expense, net	4,351	4,674	5,630	4,142	18,798
Other expense	-	977	-	-	977
Net periodic benefit expense / (income)	(558)	(559)	(558)	4,078	2,403
Provision / (benefit) for income taxes	3,236	4,616	3,475	(10,068)	1,259
(Income) / loss from discontinued operations, net of tax	(845)	(4,098)	(1,589)	34,752	28,219
Adjusted EBITDA	$43,044	$46,082	$48,168	$40,424	$177,718

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Quarter Ended
	March 31, 2018
	After tax	Before tax

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(623)	$(794)
Discontinued operations
Income from discontinued operations	845	845
Total items included in net income, net of tax	$222

Net income	$17,300

Memo: Average shares outstanding (in thousands)
Basic	20,557
Diluted	20,952

Income per common share (GAAP)
Basic	$0.84
Diluted	0.83

Diluted adjusted earnings per share (non-GAAP)	$0.82

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Quarter Ended
	June 30, 2018
	After tax	Before tax

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(75)	$(75)
Other expense
Premium and other fees for re-pricing of Term Loan	(743)	(977)
Discontinued operations
Income from discontinued operations	4,098	4,098
Total items included in net income, net of tax	$3,280

Net income	$22,376

Memo: Average shares outstanding (in thousands)
Basic	20,597
Diluted	20,986

Income per common share (GAAP)
Basic	$1.09
Diluted	1.07

Diluted adjusted earnings per share (non-GAAP)	$0.91

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Quarter Ended
	September 30, 2018
	After tax	Before tax

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(30)	$(30)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(735)	(967)
Discontinued operations
Income from discontinued operations	1,589	1,589
Total items included in net income, net of tax	$824

Net income	$22,580

Memo: Average shares outstanding (in thousands)
Basic	20,605
Diluted	21,036

Income per common share (GAAP)
Basic	$1.10
Diluted	1.07

Diluted adjusted earnings per share (non-GAAP)	$1.03

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Quarter Ended
	December 31, 2018
	After tax	Before tax

Income / (expense) items included in net loss, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(1,516)	$(1,995)
Net periodic benefit income / (expense)
Pension actuarial loss	(3,978)	(5,234)
Provision for income taxes
Reversal of valuation allowance in Brazil	14,417	14,417
Reversal of U.S. tax credits	(3,029)	(3,029)
Discontinued operations
Income from discontinued operations	9,248	9,248
Europe fair value adjustment	(44,000)	(44,000)
Total items included in net income, net of tax	$(28,858)

Net loss	$(13,356)

Memo: Average shares outstanding (in thousands)
Basic	20,607
Diluted	20,607

Income per common share (GAAP)
Basic	$(0.65)
Diluted	(0.65)

Diluted adjusted earnings per share (non-GAAP)*	$0.74

*For the three months ended December 31, 2018, diluted share count of 21 million was used to calculate diluted adjusted earnings per share.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Year Ended
	December 31, 2018
	After tax	Before tax

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(2,244)	$(2,894)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(735)	(967)
Net periodic benefit income / (expense)
Pension actuarial loss	(3,978)	(5,234)
Other expense
Premium and other fees for re-pricing of Term Loan	(743)	(977)
Provision for income taxes
Reversal of valuation allowance in Brazil	14,417	14,417
Reversal of U.S. tax credits	(3,029)	(3,029)
Discontinued operations
Income from discontinued operations	15,781	15,781
Europe fair value adjustment	(44,000)	(44,000)
Total items included in net income, net of tax	$(24,531)

Net income	$48,900

Memo: Average shares outstanding (in thousands)
Basic	20,592
Diluted	20,996

Income per common share (GAAP)
Basic	$2.37
Diluted	2.33

Diluted adjusted earnings per share (non-GAAP)	$3.50